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                                                                 EXHIBIT 10.1(5)

                                AMENDMENT NO. 1

     THIS AMENDMENT NO. 1 (the "Amendment") is entered into as of the 15th day of November, 1996 by and between United Air Specialists, Inc. -- Deutschland Branch (the "Borrower"), and KeyBank National Association, a national banking association (the "Bank").

                              W I T N E S S E T H:

     WHEREAS, the Borrower and the Bank (as successor in interest to Society National Bank) are parties to the Loan Agreement dated as of November 19, 1994 (the "Loan Agreement") pursuant to which the Bank has advanced to the Borrower the principal amount of DM 2,100,000;

     WHEREAS, the Borrower and the Bank desire to amend the Loan Agreement pursuant to the terms and conditions herein contained;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereby agree as follows:

     1. The definition of "Revolving Credit Agreement" shall be amended to read in its entirety as follows:

          "Revolving Credit Agreement" shall mean the Amended and Restated Loan Agreement dated as of November 15, 1996, between the Borrower and the Bank as the same may at any time and from time to time be modified, supplemented or amended and in effect.

     2. The Borrower hereby represents and warrants to the Bank that on the date hereof the Borrower is in full compliance with the Loan Agreement, no Default exists and there has been no material adverse change in the Borrower's consolidated financial condition or results of operations.

     3. All amendments to the Loan Agreement set forth herein shall be deemed effective as of the date hereof.

     4. (a) This Amendment shall be subject to and governed by the internal laws of the State of Ohio.

          (b) Except as amended hereby, the Loan Agreement shall remain in full force and effect.

          (c) This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same agreement.

          (d) The Borrower shall reimburse the Bank for all legal and other fees and expenses incurred in connection with this Amendment.


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          (e) All capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Loan Agreement.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

                                      UNITED AIR SPECIALISTS, INC. --
                                      DEUTSCHLAND BRANCH

                                      By: /s/ WILLIAM M. REHL, III
                                          ---------------------------
                                              William M. Rehl, III


                                      KEYBANK NATIONAL ASSOCIATION

                                      By: /s/ JOHN M. LANGENDERFER
                                          --------------------------
                                              John M. Langenderfer


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